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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       June 30, 1995
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                          COOPER INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                   31-4156620
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      (Commission File Number)               (IRS Employer Identification No.)


1001 Fannin, Suite 4000, Houston, Texas                       77002
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(Address of Principal Executive Offices)                    (Zip Code)


                                 713/739-5400
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             (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Disposition of Assets.

On June 30, 1995, the Registrant, Cooper Industries, Inc. ("Cooper"), distributed 85.5% of the common stock of its wholly-owned subsidiary Cooper Cameron Corporation ("Cooper Cameron"), a Delaware corporation, to Cooper shareholders pursuant to an offer to exchange 2.25 shares of common stock of Cooper Cameron for each share of common stock of Cooper tendered, up to a maximum of 9,500,000 shares of Cooper common stock (the "Exchange Offer"). The Exchange Offer, which was made pursuant to a Cooper Offering Circular and Cooper Cameron Prospectus dated May 30, 1995, commenced on May 31, 1995 and expired on June 30, 1995. Pursuant to the Exchange Offer, Cooper distributed 21,375,000 shares of Cooper Cameron common stock to participating shareholders in exchange for 9,500,000 shares of Cooper common stock. Cooper retained 14.5% (3,625,000 shares) of the common stock of Cooper Cameron. The last sale price of Cooper common stock on the New York Stock Exchange Composite Tape on June 30, 1995 was $39.50 per share.

Cooper Cameron was incorporated on November 10, 1994 as a wholly-owned subsidiary of Cooper. Cooper transferred to Cooper Cameron the businesses that comprised Cooper's former Petroleum & Industrial Equipment segment. These businesses included the Cooper Oil Tool, Cooper Energy Services, Cooper Turbocompressor and Wheeling Machine Products operations of Cooper.

Following the Exchange Offer, Robert Cizik, Chairman and Chief Executive Officer of Cooper, and Michael Sebastian, Executive Vice President, Operations of Cooper, will be Directors of Cooper Cameron.

The information in the Schedule 13E-4 Issuer Tender Offer Statement of Cooper filed with the Securities and Exchange Commission on May 31, 1995, as amended July 3, 1995 and July 12, 1995 (the "Cooper Schedule 13E-4"), describing, among other things, the terms of the Exchange Offer, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(b)  Pro forma financial information

      Unaudited Pro Forma Consolidated Financial Statements of Cooper*
               Unaudited Pro Forma Consolidated Earnings Per Share of Cooper* Unaudited Pro Forma Consolidated Summary Balance Sheet of Cooper*

(c)  Exhibits

      Exhibits to the Cooper Schedule 13E-4*

*Incorporated by reference to the Cooper Schedule 13E-4.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COOPER INDUSTRIES, INC.
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                                            (Registrant)

Date:               July 14, 1995           /S/ DIANE K. SCHUMACHER
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                                            Diane K. Schumacher
                                            Senior Vice President, General
                                             Counsel and Secretary


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